UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

              Date of report (Date of earliest event reported): January 10, 2006
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                          LASERLOCK TECHNOLOGIES, INC.
                          ----------------------------
                 (Exact Name of Registrant Specified in Charter)

          Nevada                    0-31927                23-3023677
      --------------         ---------------------     --------------
      (State or Other          (Commission File         (I.R.S. Employer
      Jurisdiction of               Number)            Identification No.)
      Incorporation)

             837 Lindy Lane
        Bala Cynwyd, Pennsylvania                                  19004
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (610) 668-1952
                                                           --------------


       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.

      On January 10, 2006, the Registrant issued a press release announcing it had signed a non-binding letter of intent to acquire to acquire a minimum of 95% of the shares of ExaqtWorld S.A.R.L., based in Paris, France, for 36.6% of the outstanding shares of the Registrant. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.


Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

         99.1     Press Release dated January 10, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LASERLOCK TECHNOLOGIES, INC.



Date: January 11, 2006                 /s/ NORMAN GARDNER
                                       ------------------------------------
                                       Name:  Norman Gardner
                                       Title: President and Chief Executive
                                              Officer